SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2002

                         FIRST BANCORP OF INDIANA, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its Charter)

   Indiana                       0-29814                       35-2061832
   -------                       -------                       ----------
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


2200 West Franklin Street, Evansville, Indiana                           47719
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (812) 423-3196
                                                     --------------


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Item 5.  Other Events.
         ------------

     On September 6, 2002, First Bancorp of Indiana, Inc. issued a press release which announced that the 2002 Annual Meeting of Shareholders will be held on November 20, 2002.

      A press release announcing the Annual Meeting is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

         Exhibit 99.1  Press Release dated September 6, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FIRST BANCORP OF INDIANA, INC.


Date: September 6, 2002                                  By: /s/Michael H. Head
                                                             -------------------
                                                               Michael H. Head
                                                               Vice President


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Exhibit 99.1               Press Release


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